UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                         Date of Report: March 24, 2005
               Date of earliest event reported: February 15, 2005

                                   PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 file number)          Identification No.)


7621 Little Ave. Suite 101, Charlotte, North Carolina                28226
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective February 15, 2005, the registrant through its subsidiary, The Resourcing Solutions Group, Inc. entered into a Strategic Alliance Agreement with Critical Point LLC ("Critical). Though the Agreement is effective as of February 15, the registrant received the signature of the authorized representative of Critical Point on March 21, 2005. This accounts for the filing at this time.

The Agreement has three components:

     o Critical Point will allow the registrant access to Critical Point's data base of employee benefits providers. This will allow the registrant and Critical Point to engage in the joint marketing of their respective services to both employers and the third party benefits providers;

     o Critical Point will provide third-party administrator services to the registrant's clients;

     o The registrant will become a reseller of insurance products for which Critical Point now acts a wholesaler.

The complete Agreement is attached as an exhibit.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 EXHIBITS

        Exhibit No.    Description

        10.1           Strategic Alliance Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Pacel Corporation

         Dated:  March 24, 2005                      By: /s/ GARY MUSSELMAN
                                                             President